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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1999 incorporated by reference in Unimed Pharmaceuticals, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




                                                  /s/ PricewaterhouseCoopers LLP

June 1, 1999